MAYER, BROWN, ROWE & MAW LLP
DAVID C. BOLSTAD (SBN 157886)
350 South Grand Avenue, 25th Floor
Los Angeles, CA 90071-1503
Telephone: (213) 229-9500
Facsimile: (213) 625-0248

Attorneys for Plaintiff
WESTPORT OFFICE PARK, LLC

SUPERIOR COURT OF THE STATE OF CALIFORNIA

FOR THE COUNTY OF SAN MATEO

WESTPORT OFFICE PARK, LLC, a California Limited Liability Company, Plaintiff, vs. WHERIFY WIRELESS, INC., a California corporation; and Does 1 through 10, inclusive, Defendants.	Case No. CIV 193528 STIPULATION AND AGREEMENT BETWEEN WESTPORT OFFICE PARK, LLC AND WHERIFY WIRELESS, INC. Compl. Filed: August 7, 2006

STIPULATION AND AGREEMENT

WHEREAS, on August 7, 2006, Westport Office Park, LLC (“Westport”) filed in the above captioned action (the “Action”), a Verified Complaint for Unlawful Detainer (the “Complaint”) against Wherify Winless, Inc. (“Wherify”) and Does 1-10, seeking, inter alia, to recover possession of the premises located at 2000 Bridge Parkway, Suite 201, Redwood City, California, consisting of approximately 25,690 square feet on the second floor of the building (the “Premises”);
NOW THEREFORE, in connection with the parties’ efforts to resolve the disputes in the Action, the parties hereto stipulate and agree as follows:
1. On or before Monday, October 9, 2006, Wherify shall pay to Westport (by certified check or federal funds wire transfer to Harvest Properties, Inc. as agent for PRET’s Westport Office Park, c/o Bank One, Chicago, Illinois, Account No.: 699281689, ABA Routing No.: 071000013), the sum of $1,203,720.00 (the “Payment”), consisting of:
(a) $967,648.00 for all outstanding rent, expenses, late charges due and owing from Wherify to Westport through October 9, 2006 under the terms of that certain Lease Agreement dated September 3, 1999 between Westport Joint Venture, as lessor, and World Tracking Technologies, Inc., as lessee, as amended by Commencement letter dated December 8, 1999, Letter Agreement regarding Extension of Maturity Date for October 1, 1999 Promissory Note dated October 16, 2000, Letter Agreement regarding Tenant Name Change dated June 12, 2001, Amendment No. 1 to Lease dated June 27, 2005, and Amendment No. 2 to Lease dated August 16, 2005 (collectively, the “Lease”);
(b) $226,072.00 to replenish the Security Deposit as required by the Lease; and
(c) $10,000 to reimburse Westport for a portion of the attorneys’ fees incurred by Westport in connection with the Action.
2. From July 31, 2006 through October 9, 2006, Westport shall take no action to prosecute the Action so long as Wherify (a) timely makes the above-referenced Payment, and (b) is not otherwise in default under the terms of the Lease.
3. Wherify hereby waives: (a) any further or additional requirements or obligations to serve a 3-day notice to pay/cure or quit under California law, and (b) any defect in, or defense to the 3-day notice to pay/cure or quit previously served on Wherify and/or the Verified Complaint For Unlawful Detainer filed in the Action. Wherify reprints and warrants that it has not assigned the Lease or sublet the Premises and that it is unaware of any other person or entity, other than Westport, claiming any right to possession of the Premises.

STIPULATION AGREEMENT

4. In the event Wherify defaults an any of the obligations set forth in paragraph 1 above, or on any other term, condition or obligation under the Lease:
(a) the Lease shall remain forfeited;
(b) Westport may immediately file with the Court the Stipulated Judgment, [Proposed] Stipulated Order and Confession of Judgment (attached hereto as Exhibit A and incorporated herein by this reference);
(c) the Stipulated Judgment shall be entered as the Judgment in the Action and Wherify shall not object thereto or appeal therefrom;
(d) any amounts paid pursuant to this Stipulation shall be deemed partial payments of amounts outstanding under the Lease and shall not constitute a waiver of the existing defaults alleged in the Action; and
(e) at Westport’s request, Wherify will provide within five (5) days (i) Wherify’s most recent audited financial statements reflecting Wherify’s financial condition, and (ii) if Wherify is insolvent and/or unable to pay its debts and obligations as they become chic, written certification by an officer, director, general partner or managing member of Wherify, that Wherify is insolvent and/or unable to pay its debts and obligations as they become due.
5. Upon Westport’s timely receipt of the payments set forth in paragraph 1, (and so long as Wherify is not at that time otherwise in default under the terms, conditions or obligations hereof or under the Lease), the Lease shall be deemed reinstated, Westport promptly will file a request for dismissal of the action with prejudice, and Westport promptly will return to Wherify the original Stipulated Judgment and Confession of Judgement. It is understood that Westport reserves all of its rights under the Lease, at law and in equity.
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STIPULATION AND AGREEMENT BETWEEN THE PARTIES

Dated: August 28, 2006	WESTPORT OFFICE PARK, LLC,

BY: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, ITS MEMBER

By: /s/ Jolynn Chow Miller

Its: Director & Second Vice President

Dated August 22, 2006	WHERIFY WIRELESS, INC.

By: /s/ Timothy Neher

Its: CEO

APPROVED AS TO FORM

Dated: August 23, 2006	MAYER, BROWN, ROWE & MAW LLP

By: /s/ David C. Bolstad
David C. Bolstad
Attorneys for Plaintiff
WESTPORT OFFICE PARK, LLC

Dated: August 23, 2006	REED SMITH LLP

By: /s/ Theodore K. Klaassen
Theodore K. Klaassen
Attorneys for Defendant
WHERIFY WIRELESS, INC.

STIPULATION AND AGREEMENT BETWEEN THE PARTIES

EXHIBIT A

MAYER, BROWN, ROWE & MAW LLP
DAVID C. BOLSTAD (SBN 157886)
350 South Grand Avenue, 25th Floor
Los Angeles, CA 90071-1503
Telephone: (213) 229-9500
Facsimile: (213) 625-0248

Attorneys for Plaintiff
WESTPORT OFFICE PARK, LLC

SUPERIOR COURT OF THE STATE OF CALIFORNIA

FOR THE COUNTY OF SAN MATEO

WESTPORT OFFICE PARK, LLC, a California Limited Liability Company, Plaintiff, vs. WHERIFY WIRELESS, INC., a California corporation; and Does 1 through 10, inclusive, Defendants.	Case No. CIV 193528 (1) STIPULATED JUDGMENT IN UNLAWFUL DETAINER ACTION; (2) [PROPOSED] ORDER THEREON; (3) CONFESSION OF JUDGMENT Compl. Filed: August 7, 2006

STIPULATED JUDGEMENT AND ORDER THEREON

Plaintiff Westport Office Park, LLC (“Westport” or “Plaintiff”), and defendant Wherify 2 Wireless, Inc. (“Wherify” or “Defendant”), stipulate as follows:
1.  Westport filed its Unlawful Detainer action (the “Action”) on August 7, 2006 to recover possession of the premises located at 2000 Bridge Parkway, Suite 201, Redwood City, California, consisting of approximately 25,690 square feet on the second floor of the building (the “Premises”), together with pest due rent, attorney’s fees and costs.
2.  The parties have agreed to a conditional settlement of the disputes in the action, pursuant to which, on or before October 9, 2006, Wherify shall pay to Westport (by certified check or federal funds wire transfer to Harvest Probes, Inc. as agent for PREI’s Westport Office Park, el() Bank One, Chicago, Illinois, Account No.: 699281689, ABA Routing No.: 071000013), the sum of $1,203,720.00 (the “Payment”), consisting of:
(a)  $967,648.00 for all outstanding rent, expenses, late charges due and owing from Wherify to Westport through October 9, 2006 under the terms of that certain Lease Agreement dated September 3, 1999 between Westport Joint Venture, as lessor, and World Tracking Technologies, Inc., as lessee, as amended by Commencement Letter dated December 8, 1999, Letter Agreement regarding Extension of Maturity Date for October 1, 1999 Promissory Note dated October 16, 2000, Letter Agreement regarding Tenant Name Change dated June 12, 2001, Amendment No. 1 to Lease dated June 27, 2005, and Amendment No. 2 to Lease dated August 16, 2005 (collectively, the ‘Tease”);
(b)  $226,072.00 to replenish the Security Deposit as required by the Lease; and
(c)  $10,000.00 to reimburse Westport for a portion of the attorneys’ fees incurred by Westport in connection with this Action.
3.  The parties agree that $658,693.00 in base rent, estimated operating expenses, and estimated taxes (collectively, the “Rent”) and $226,072.00 in security deposit is due and owing from Wherify to Westport through August 31, 2006. The parties further agree that the following 25 amounts will accrue from September 1, 2006 to October 9, 2006: (a) Rent will accrue on 27 September 1, 2006 in the amount of $123,784.87; (b) a late fee on the Rent for September 1, 2006 will accrue on September 6, 2006 in the amount of $12,378.99; (c) Rent will accrue on October 1, 2006 in the amount of $123,784.87; (d) a late fee on the Rent due October 1, 2006 will accrue on October 6, 2006 in the amount of $12,378.99 and (e) Rent will accrue from October 1, 2006 through October 9, 2006 in the amount of $4,069.64 per day (totalling $36,627 for the period from October 1 through October 9, 2006). Thus, as of October 9, 2046, a total of $1,203,720.00 will be due and owing from Wherify to Westport.

STIPULATED JUDGEMENT AND ORDER THEREON

4.  If Wherify timely tenders payment to Westport as specified in Paragraph 2 above, the Lease shall be deemed reinstated, Westport promptly will file a request for dismiss of the Action with prejudice, and Westport promptly will return to Wherify this original Stipulated Judgment and Confession of Judgment.
5.  If Wherify fails to timely tender the payment as specified in Paragraph 2 above, Westport may immediately file with the Court (a) this Stipulated Judgment and [Proposed) Order thereon; (b) the attached confession of judgment setting forth the nature of Wherify’s failure to comply with the term and obligations under the Lease; and (c) the Court shall enter the Order on this Stipulated Judgment providing for:
(i)  a judgment of possession of the Premises in favor of Westport;
(ii)  the immediate issuance of a writ of possession directing the Sheriff 17 or Marshall of San Matoo County to take all steps necessary to remove Defendants and any other 1$ persons in possession of the Premises and restore possession to Westport; and
(iii)  a judgment against Wherify and in favor of Westport (1) in the amount of $967,648.00, for all outstanding rent, expenses, late charges due and owing from Wherify to Westport through October 9, 2006, (ii) rent accruing at the rate of $4,069.64 per day, for each day Defendants, and each of them, continue in possession of the Premises, commencing on October 10, 2006 through the date that Defendants vacate the Promise, and (iii) in the amount of $10,000 for attorney’s fees and costs incurred by Westport in connection with the Action.
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STIPULATED JUDGEMENT

Dated: August 23, 2006	MAYER, BROWN, ROWE & MAW LLP

By: /s/ David C. Bolstad
David C. Bolstad
Attorneys for Plaintiff
WESTPORT OFFICE PARK, LLC

Dated: August 23, 2006	REED SMITH LLP

By: /s/ Theodore K. Klaassen
Theodore K. Klaassen
Attorneys for Defendant
WHERIFY WIRELESS, INC.

STIPULATED JUDGEMENT

[PROPOSED] ORDER ON STIPULATED JUDGMENT

JUDGMENT IS HEREBY ENTERED, in favor of Westport Office Park, LLC (“Westport” or “Plaintiff’), and against defendant Wherify Wireless, Inc. (‘‘Wherify’’), as follows:
(a) The Court hereby awards to Westport possession of the premises located at 2.000 Bridge Parkway, Suite 201, Redwood City, California, consisting of approximately 25,690 square feet on the second floor of the building (the “Premises”);
(b) The Court hereby issues a writ of possession directing the Sheriff or Marshall of San Mateo County to take all steps necessary to remove Defendants and any other persons in possession of the Premises and restore possession to Westport.; and
(c) The Court hereby enters a money damages judgment in favor of Westport (i) in the amount of $967,648.00 for all outstanding rent, expenses, late charges due and owing from Wherify to Westport through October 9, 2006, (ii) Rent accruing at the rate of $4,069.64 per day, for each day Defendants, and each of them, continue in possession of the Premises, commencing from October 10, 2006 through the date that Defendants vacate the Premises, and (iii) in the amount of S10,000 for attorney’s fees and costs incurred by Westport in connection with the Action.
IT IS SO ORDERED.

Dated: Jan 12, 2007
By: George A. Miram
Judge of the Superior Court

STIPULATED JUDGEMENT

CONFESSION OF JUDGMENT

I, MARK GITTER, am employed by Wherify Wireless, Inc., a California corporation (“Wherify” or the ‘Defendant”), in the capacity of Chief Financial Officer. I am an authorized representative and signatory of Wherify and am authorized to execute this Confession of Judgment on its behalf I have personal knowledge of the facts set forth below and, if called upon as a witness, could and would testify competently thereto. This Confession of Judgment is for possession of the Property and money damages and arises out of the following facts:
1. Wherify leases the property located at 2000 Bridge Parkway, Suite 201, Redwood City, California, consisting of approximately 25,690 square feet on the second floor of the building (the “Premises”), from Westport pursuant to that certain Lease Agreement dated September 3, 1999 between Westport Joint Venture, as lessor, and World Tracking Technologies, Inc., as lessee, as amended by Commencement Letter dated December 8, 1999, Letter Agreement regarding Extension of Maturity Date for October 1, 1999 Promissory Note dated October 16, 2000, Letter Agreement regarding Tenant Name Change dated June 12, 2001, Amendment No. 1 to Lease dated June 27, 2005, and Amendment No. 2 to Lease dated August 16, 2005 (collectively, the “Lease”).
2. On August 7, 2006, Plaintiff Westport Office Park, LLC, a California Limited Liability Company (“Westport”), filed its Unlawful Detainer action in the Superior Court of California, San Mateo County (the “Action”) against Wherify to recover possession of the Premises together with past due rent, attorney’s foes and costs.
3. The parties have entered into a stipulation and agreement to resolve their disputes, pursuant to which, on or before Monday, October 9, 2006, Wherify shall pay to Westport (by certified check or federal funds wire transfer to Harvest Properties, Inc. as agent for PREI’s Westport Office Park, c/o Bank One, Chicago, Illinois, Account No.: 699281689, ABA Routing No.: 071O0O0I3), the sum of $1,203,720.00 (the “Payment”) consisting of:
(a) $967,648.00 for all outstanding rent, expenses, late charges due and owing from Wherify to Westport through October 9, 2006 under the terms of the Lease;
(b) $226,072.00 to replenish the Security Deposit as required by the Lease; and

(c) $10,000 to reimburse Westport for a portion of the attorneys’ fees incurred by Westport in connection with this Action
4. in the event Wherify defaults on any of the obligations set forth in paragraph 3 above, or on any other term, condition or obligation tinder the Lease, Wherify consents to the entry of the Stipulated Judgment and [Proposed] Stipulated Order filed concurrently herewith. Whetify agrees that the Court shall:
(a) enter judgment of possession of the Premises in favor of Westport;
(b) immediately issue a writ of possession directing the Sheriff or Marshall of an Mateo County to take all steps necessary to remove Defendants and any other persons in possession of the Premises and restore possession to Westport; and
(c) eater money damages judgment in favor of Westport (i) in the amount of $967,648,00 for all outstanding rent, expenses, late charges due and owing from Wherify to Westport through October 9, 2006, (it) rent accruing at the rate of $4,069.64 per day, for each day Defendants, and each of them, continuo in possession of the Premises, commencing from October 10, 2006 through the date that Defendants vacate the Premise, and (iii) in the amount of $ 10,000 for attorney’s fees and costs incurred by Westport in connection with the Action.
5. On behalf of Wherify, I acknowledge that the amounts alleged in the Stipulated Judgment are due and payable, and as to those amounts accruing between August 1 and October 1, 2006, will be due and payable as specified herein.
6. Wherify will not object to the entry of, or challenge in any way the terms of the Stipulated Judgment and Order Thereon, and will not appeal from entry of the Order on the Stipulated Judgment.

STIPULATED JUDGEMENT

I declare under penalty of perjury under the laws of the State of California and the United States of America that the foregoing is true-and correct.
Executed on August 22, 2006, in Alameda County, California.

WHERIFY WIRELESS, INC.

By: /s/ Mark Gitter
Mark Gitter
Its: Chief Financial Officer

STIPULATED JUDGEMENT

PROOF OF SERVICE

I, Janice Augstgen, declare:

I am employed in State of California. I am over the age of eighteen years and not a party to the within-entitled action. My business address is 350 South Grand Avenue, 25th Floor, Los Angeles, California 90071-1503. On January 5, 2007, I served a copy of the within document(s):

STIPULATION AND AGREEMENT BETWEEN WESTPOINT OFFICE PARK, LLC AND WHERIFY WIRELESS, INC.

☐	by transmitting via facsimile the document(s) listed above to the fax number(s) set forth below on this date before
☒	by placing the document(s) listed above in a sealed envelope with postage thereon fully prepaid, in the United States mail at Los Angeles, California addressed as set forth below.
☐	by placing the document(s) listed above in a sealed UPS envelope and affixing a pre-paid air bill, and by causing the envelope to be delivered to a UPS agent for delivery.

Michael McCade, Esq.
Reed Smith LLP
Two Embarcadero Center, Suite 2000
San Francisco, CA 94111

I am readily familiar with the firm’s practice of collection and processing correspondence for mailing. Under that practice it would be deposited with the U.S. Postal Service on that same day with postage thereon fully prepaid in the ordinary course of business. I am aware that on motion of the party served, service is presumed invalid of postal cancellation date or postage meter is more that one day date of deposit for mailing in affidavit.
I declare under penalty of perjury under the laws of the State of California that the above is true and correct.

Executed on October 4, 2007, at San Francisco, California.

/s/ Janice Austgen
Janice Austgen